Exhibit (10)(i)82)
------------------------------------------------------------------------------

------------------------------------------------------------------------------






                         NEW YORK STATE ENERGY RESEARCH


                            AND DEVELOPMENT AUTHORITY


                                       AND


                  CENTRAL HUDSON GAS & ELECTRIC CORPORATION


------------------------------------------------------------------------------
                             PARTICIPATION AGREEMENT
------------------------------------------------------------------------------
                          Dated as of December 1, 1998









                                 - relating to -
                    Pollution Control Refunding Revenue Bonds
       (Central Hudson Gas & Electric Corporation Project), 1998 Series A
                                TABLE OF CONTENTS
                                Table of Contents
                                                                            Page

                                    ARTICLE I
      DEFINITIONS; RULES OF CONSTRUCTION; EFFECTIVE DATE AND DURATION OF
                             PARTICIPATION AGREEMENT

SECTION 1.01. Definitions; Rules of Construction.............................2
SECTION 1.02. Effective Date of Participation Agreement; Duration of
               Participation Agreement.......................................2

                                   ARTICLE II
                                 REPRESENTATIONS

SECTION 2.01. Representations and Warranties by the Authority................3
SECTION 2.02. Representations and Warranties by the Company..................3

                                   ARTICLE III
                         THE PROJECT; ISSUANCE OF BONDS

SECTION 3.01. The Project....................................................4
SECTION 3.02. Sale of Bonds and Deposit of Proceeds; Liability Under
               Bonds.........................................................4
SECTION 3.03. No Interest in Project Conferred...............................5
SECTION 3.04. Operation, Maintenance and Repair..............................5
SECTION 3.05. Agreement not to Exercise Option to Convert to Fixed Rate
               Absent Specified Rating.......................................5
SECTION 3.06. Securities Depository..........................................5
SECTION 3.07. Investments Under the Indenture................................5

                                   ARTICLE IV
           COMPANY NOTE AND PAYMENTS; CREDIT AND LIQUIDITY SUPPORT

SECTION 4.01. Execution and Delivery of Company Note to Trustee..............6
SECTION 4.02. Redemption of Bonds............................................6
SECTION 4.03. Obligation for Payment Absolute; Deficiencies..................6
SECTION 4.04. Administration Fees; Expenses, Etc.............................6
SECTION 4.05. Compensation of Fiduciaries, Remarketing Agents and
               Indexing Agents...............................................7
SECTION 4.06. Project Not Security for Bonds.................................7
SECTION 4.07. Payment of Taxes and Assessments; No Liens or Charges..........7
SECTION 4.08. Indemnification of Authority, Fiduciaries, Remarketing
               Agents and Indexing Agents....................................8
SECTION 4.09. Company to Pay Attorneys' Fees and Disbursements...............8
SECTION 4.10. No Abatement of Administration Fees and Other Charges..........8
SECTION 4.11. Payment to Tender Agent........................................9
SECTION 4.12. Support Facilities.............................................9

                                    ARTICLE V
                                SPECIAL COVENANTS

SECTION 5.01. No Warranty as to Suitability of Project.......................9
SECTION 5.02. Authority's Rights to Inspect Project and Plans and
               Specifications................................................9
SECTION 5.03. Company Consent to Amendment of Indenture......................9
SECTION 5.04. Tax Covenant...................................................9
SECTION 5.05. Company Agrees to Perform Obligations Imposed by
               Indenture....................................................10
SECTION 5.06. Maintenance of Office or Agency of Company....................10
SECTION 5.07. Further Assurances............................................10
SECTION 5.08. Payment of Taxes and Other Charges............................10
SECTION 5.09. Maintenance of Properties.....................................10
SECTION 5.10. Insurance.....................................................11
SECTION 5.11. Proper Books of Record and Account............................11
SECTION 5.12. Certificates as to Defaults...................................11
SECTION 5.13. Company Not to Permit Hindrance or Delay of Payment of
               Company Note.................................................11
SECTION 5.14. Consolidation, Merger or Sale of Assets.......................11
SECTION 5.15. Financial Statements of Company...............................12
SECTION 5.16. Compliance with Laws..........................................12

                                   ARTICLE VI
                          DEFAULTS BY COMPANY; REMEDIES

SECTION 6.01. Events of Default; Acceleration...............................13
SECTION 6.02. Certain Events of Default; Authority or Trustee May Take
               Certain Actions..............................................14
SECTION 6.03. Judicial Proceedings by Trustee...............................15

                                   ARTICLE VII
                                  MISCELLANEOUS

SECTION 7.01. Disposition of Amounts After Payment of Bonds.................15
SECTION 7.02. Notices.......................................................15
SECTION 7.03. Successors and Assigns........................................15
SECTION 7.04. References to the Liquidity Facility..........................16
SECTION 7.05. Amendment of Participation Agreement..........................16
SECTION 7.06. Assignment and Transfer.......................................16
SECTION 7.07. Participation Agreement Supersedes Any Prior Agreements.......17
SECTION 7.08. Counterparts..................................................17
SECTION 7.09. Severability..................................................17
SECTION 7.10. New York Law To Govern........................................17

EXHIBIT A: FORM OF PROMISSORY NOTE.........................................A-1

      This PARTICIPATION AGREEMENT, dated as of December 1, 1998, between NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY, a body corporate and politic, constituting a public benefit corporation, established and existing under and by virtue of the laws of the State of New York (the "Authority"), and CENTRAL HUDSON GAS & ELECTRIC CORPORATION, a corporation duly organized and existing and qualified to do business as a public utility under the laws of the State of New York (the "Company"),

                            W I T N E S S E T H :

      WHEREAS, pursuant to a special act of the Legislature of the State of New York (Title 9 of Article 8 of the Public Authorities Law of New York, as from time to time amended and supplemented, herein called the "Act"), the New York State Energy Research and Development Authority (the "Authority") has been established as a body corporate and politic, constituting a public benefit corporation;

      WHEREAS, pursuant to the Act, the Authority is empowered to contract with any power company to participate in the incorporation of features in power plants and the construction of associated facilities to the extent required by the public interest in development, health, recreation, safety, conservation of natural resources, and aesthetics;

      WHEREAS, pursuant to the Act, the Authority is also empowered to extend credit and make loans from bond proceeds to any person for the construction, acquisition, and installation of, or for the reimbursement to any person for costs in connection with, any special energy project, including, but not limited to, any land, works, system, building or other improvement and all real and personal properties of any nature or any interest in any of them which are suitable for or related to the furnishing, generation, or production of energy;

      WHEREAS, the Authority is also authorized under the Act to borrow money and issue its negotiable bonds and notes to provide sufficient moneys for achieving its corporate purposes, including the refunding of outstanding obligations of the Authority;

      WHEREAS, the Authority is also authorized under the Act to enter into any contracts and to execute all instruments necessary or convenient for the exercise of its corporate powers and the fulfillment of its corporate purposes;

      WHEREAS, the Company is a public utility corporation doing business in the State of New York and operates power plants in the State of New York;

      WHEREAS, the Company has requested that the Authority issue bonds for the purpose of refunding the Pollution Control Revenue Bonds (Central Hudson Gas & Electric Corporation Projects), Series C (the "Prior Bonds"), of the Authority which were issued to finance a portion of the cost of construction of certain pollution control and other facilities at Nine Mile Point Nuclear Station Unit No. 2 generating station located in Oswego, New York;

      WHEREAS, the Authority proposes to issue such bonds and make the proceeds thereof available to the Company to refund the Prior Bonds;

      WHEREAS, simultaneously with the issuance and delivery of such bonds, the Company will deliver a promissory note dated the date of issuance of such bonds as evidence of its obligation to repay the advance of the proceeds of the bonds; and

      WHEREAS, the Authority, pursuant to Resolution No. 922, adopted September 28, 1998, has determined to issue its Pollution Control Refunding Revenue Bonds (Central Hudson Gas & Electric Corporation Project), 1998 Series A, in an aggregate principal amount of $16,700,000 (the "Bonds"), for the purpose of refunding the Prior Bonds, all such Bonds to be issued under and secured by an Indenture of Trust dated as of December 1, 1998, between the Authority and The Chase Manhattan Bank, as Trustee (the "Indenture");

      NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, it is hereby agreed by and between the parties as follows:

                                    ARTICLE I
               DEFINITIONS; RULES OF CONSTRUCTION; EFFECTIVE DATE
                     AND DURATION OF PARTICIPATION AGREEMENT

     SECTION 1.01. Definitions; Rules of Construction. Unless the context otherwise indicates, terms defined in the Indenture are used herein as so defined; and:

     (a) Words importing the singular number shall include the plural number and vice versa;

     (b) All references herein to particular articles or sections are references to articles or sections of this Participation Agreement;

     (c) The captions and headings herein are solely for convenience of reference and shall not constitute a part of this Participation Agreement nor shall they affect its meaning, construction or effect;

     (d) The terms "hereby," "hereof," "hereto," "herein," "hereunder" and any similar terms, as used in this Participation Agreement, refer to this Participation Agreement in its entirety and not to the particular article or section of this Participation Agreement in which they appear, and the term "hereafter" means after, and the term "heretofore" means before, the effective date of this Participation Agreement; and

     (e) In the event that there is any conflict between the provisions of this Participation Agreement and those of the Indenture, the provisions of the Indenture shall govern the disposition of such conflict.

     SECTION 1.02. Effective Date of Participation Agreement; Duration of Participation Agreement. This Participation Agreement shall become effective upon its execution and delivery, and shall continue in full force and effect until the principal of, and premium, if any, and interest on, the Company Note and Bonds have been fully paid (or provision for their payment has been made in accordance with the provisions of the Indenture) and all sums to which the Authority or the Fiduciaries are entitled hereunder have been fully paid.

                                   ARTICLE II
                                 REPRESENTATIONS

     SECTION 2.01. Representations and Warranties by the Authority. The Authority represents and warrants as follows:

     (a) The Authority is a body corporate and politic, constituting a public benefit corporation, established and existing under the laws of the State of New York;

     (b) The Authority has full power and authority to execute and deliver this Participation Agreement, the Indenture and the Tax Regulatory Agreement and to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder;

     (c) The Authority is not in default under any of the provisions of the laws of the State of New York which would affect its existence or its powers referred to in the preceding paragraph (b);

     (d) The Authority has determined that its participation in the financing of the Project, as contemplated by this Participation Agreement, is in the public interest;

     (e) The Authority has duly authorized the execution and delivery of this Participation Agreement, the Indenture and the Tax Regulatory Agreement and the execution and delivery of the other documents incidental to this transaction, and all necessary authorizations therefor or in connection with the performance by the Authority of its obligations hereunder or thereunder have been obtained and are in full force and effect; and

     (f) The execution and delivery by the Authority of this Participation Agreement, the Indenture and the Tax Regulatory Agreement and the consummation of the transactions herein or therein contemplated will not violate any indenture, mortgage, loan agreement or other contract or instrument to which the Authority is a party or by which it is bound or, to the best of the Authority's knowledge, any judgment, decree, order, statute, rule or regulation applicable to the Authority.

     SECTION 2.02. Representations and Warranties by the Company. The Company represents and warrants as follows:

     (a) The Company is a corporation duly incorporated and in good standing under the laws of the State of New York, is duly qualified and authorized to engage in business as a public utility in the State of New York, has power to enter into, execute and deliver this Participation Agreement, the Tax Regulatory Agreement and the Company Note by proper corporate action and has duly authorized the execution and delivery by it of this Participation Agreement, the Tax Regulatory Agreement and the Company Note;

     (b) The execution and delivery by the Company of this Participation Agreement, the Tax Regulatory Agreement and the Company Note and the consummation of the transactions herein contemplated do not conflict with or constitute a breach of or a default under the Company's Certificate of Incorporation, By-Laws or any indenture, mortgage, loan agreement or other contract or instrument to which the Company is a party or by which it is bound or, to the best of the Company's knowledge, any judgment, decree, order, statute, rule or regulation applicable to the Company;

     (c) This Participation Agreement, the Tax Regulatory Agreement and the Company Note constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as the right of indemnity hereunder may be limited by principles of public policy and except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws, judicial decisions or principles of equity relating to or affecting the enforcement of creditors' rights or contractual obligations generally (regardless of whether enforceability is considered in a proceeding in equity or at law);

     (d) The issuance and delivery by the Company of the Company Note in the manner and for the purposes herein set forth have been duly authorized by an order of the Public Service Commission of the State of New York;

     (e) No additional authorizations for or approvals of the execution and delivery by the Company of this Participation Agreement, the Tax Regulatory Agreement and the Company Note need be obtained by the Company or if any such authorization or approval is necessary it has been obtained; and

     (f) The representations of the Company set forth in the Tax Regulatory Agreement are hereby incorporated by reference as though fully set forth herein.

                                   ARTICLE III
                         THE PROJECT; ISSUANCE OF BONDS

     SECTION 3.01. The Project. The Company represents that the Project is complete. The Project belongs to and is the property of the Company. In order to effectuate the purposes of this Participation Agreement, the Company will do or cause to be done all things requisite or proper for the fulfillment of the obligations of the Company under this Participation Agreement.

     SECTION 3.02. Sale of Bonds and Deposit of Proceeds; Liability Under Bonds.
1. In order to refund the Prior Bonds, the Authority, as soon as practicable after the execution of this Participation Agreement will issue, sell and deliver the Bonds to the Underwriters thereof, all pursuant to and as provided in the Bond Purchase Agreement for the Bonds among the Authority, the Company and the Underwriters and will deposit the proceeds of such sale of the Bonds with the Trustee in the Proceeds Fund.

     2. The Bonds shall not be general obligations of the Authority, and shall not constitute an indebtedness of, or a charge against the general credit of, the Authority or give rise to any pecuniary liability of the Authority. The liability of the Authority under the Bonds shall be enforceable only to the extent provided in the Indenture, and the Bonds shall be payable solely from the Company Note Payments, any payments by the Company under Section 4.11, funds paid under the Support Facilities and any other funds held by the Trustee under the Indenture or the Tender Agent under the Bond Purchase Trust Agreement and available for such payment. The Bonds shall not be a debt of the State of New York, and the State of New York shall not be liable thereon.

     SECTION 3.03. No Interest in Project Conferred. Neither the Authority nor the Trustee shall be entitled to any interest in the Project by reason of the advance of Bond proceeds pursuant to this Participation Agreement.

     SECTION 3.04. Operation, Maintenance and Repair. The Authority and the Company recognize that the Project constitutes integrated portions of the electric energy and production facilities of the Company and its co-tenants and that it is not feasible to administer the Project separately from such facilities. The Company shall operate the Project or cause the Project to be operated (with such changes, improvements or additions as the Company may deem desirable) as part of such facilities for the joint useful life of the Project and such facilities, shall maintain and repair the Project or cause the Project to be maintained and repaired in conformity with the Company's and its co-tenants' normal maintenance and repair programs for such facilities and shall proceed in good faith to maintain the availability of the Project for use as an authorized project under the Act; but the Company and its co-tenants shall have no obligation to operate, maintain or repair or cause to be operated, maintained, or repaired, or proceed in good faith to maintain the availability of the Project for use as an authorized project under the Act with respect to, any element or item of the Project the operation, maintenance, or repair of which becomes uneconomic to the Company because of damage or destruction or obsolescence (including physical, functional and economic obsolescence), or change in government standards and regulations, or the termination of the operation of the portion of such facilities to which the element or item of the Project is an adjunct, or the sale, transfer or other disposition by the Company of its interest in such facilities.

     SECTION 3.05. Agreement not to Exercise Option to Convert to Fixed Rate Absent Specified Rating. The Company agrees not to direct that a Fixed Rate become effective pursuant to Section 4.02 of the Indenture unless the Company shall have delivered to the Authority evidence satisfactory to the Authority that upon conversion to a Fixed Rate the Bonds are expected to be rated in at least the third highest rating category (without regard to gradations therein) of Moody's or S&P, currently "A" in the case of Moody's and "A" in the case of S&P.

     SECTION 3.06. Securities Depository. The Company acknowledges that the Authority and the Trustee, at the request of the Company, have arranged for the initial deposit of the Bonds with The Depository Trust Company ("DTC") which will act as Securities Depository in order to effectuate a book-entry-only system and that this system may be discontinued or, if discontinued, reinstituted (with DTC or another Securities Depository) in accordance with the Indenture. The Company agrees to take all actions necessary, and to refrain from taking actions contrary to the effectuation of a book-entry-only system established pursuant to the Indenture and any arrangements among the Authority, the Trustee and any Securities Depository. The Authority shall not enter into any written agreements with a Securities Depository without receipt and acceptance of such agreements by the Company.

     SECTION 3.07. Investments Under the Indenture. Any money held in any fund under the Indenture shall be invested and reinvested as provided in the Tax Regulatory Agreement and Article IX of the Indenture.

                                   ARTICLE IV
             COMPANY NOTE AND PAYMENTS; CREDIT AND LIQUIDITY SUPPORT

     SECTION  4.01.  Execution  and  Delivery  of Company  Note to  Trustee.  1.
Concurrently with the authentication by the Trustee and delivery by the Authority of the Bonds and in order to evidence the obligation of the Company to the Authority to repay the advance of the proceeds of the Bonds, the Authority hereby directs the Company, and the Company hereby agrees, to execute and deliver to the Trustee its Company Note and to duly and punctually pay the principal of, premium, if any, and interest on, the Company Note at the place, the times and in the manner provided therein. The Company Note shall be substantially in the form attached hereto as Exhibit A.

      2. The obligation of the Company to make any payment of principal of, and premium, if any, and interest on, the Company Note shall be deemed satisfied and discharged by and to the extent of a corresponding payment made by a Liquidity Provider (other than as Purchase Price), but not by any payment under the Policy.

     SECTION 4.02. Redemption of Bonds. Whenever Bonds are redeemable in whole or in part, the Authority will redeem the same at the written direction of an Authorized Corporation Representative given in accordance with Section 5.01 of the Indenture. Expenses in connection with the redemption of Bonds shall be paid by the Company.

     SECTION 4.03. Obligation for Payment Absolute; Deficiencies. The Company agrees that its obligation to make the Company Note Payments and payments under
Section 4.11 at the times and in the amounts provided in the Company Note and this Participation Agreement shall be absolute, irrevocable and unconditional and shall not be subject to any defense (other than payment) or any right of set-off, counterclaim or recoupment for any reason, including, without limitation, the unenforceability (because of judicial decision or otherwise) or the impossibility of performance of the Company Note obligations, or any breach by the Authority of any obligation to the Company, whether under this Participation Agreement or otherwise, or inaccuracy of any representation by the Authority to the Company under this Participation Agreement or in any other instrument, or any indebtedness or liability at any time owing to the Company by the Authority, or the destruction by fire or other casualty of the Project or any portion thereof, or the taking of title thereto or the use thereof by the exercise of the power of eminent domain. If for any reason Company Note Payments, together with other money held by the Trustee and then available for such purpose (including money paid by a Liquidity Provider other than as Purchase Price), would not be sufficient to make the corresponding payments of principal of, and premium, if any, and interest on, the Bonds when such payments are due, the Company will pay the amounts required from time to time to make up any such deficiency. If for any reason payments under Section 4.11, together with other money held by the Trustee and the Tender Agent and then available for such purpose (including money paid by the Liquidity Provider), would not be sufficient to make the corresponding payments of the Purchase Price of the Bonds when such payments are due, the Company will pay the amounts required from time to time to make up any such deficiency.

     SECTION 4.04. Administration Fees; Expenses, Etc. In order to defray a portion of the expenses incurred by the Authority in conducting and administering its programs for the acquisition and construction of facilities for the furnishing of electricity, special energy projects and the development of advanced technologies, the Company shall pay to the Authority an initial Administration Fee in the amount of $41,750 on the date of the authentication and delivery of the Bonds and an annual Administration Fee in the amount of $2,210 on December 1 of each year commencing December 1, 1999, until the Bonds are no longer outstanding. In addition, the Company shall pay to the State of New York with respect to the Bonds a bond issuance charge in the amount of $46,760 on the date of authentication and delivery of the Bonds.

      In addition to such Administration Fees, the Company will pay or reimburse the Authority upon its request for all reasonable expenses, disbursements and advances incurred or made by the Authority (including printing costs and the reasonable fees, expenses and disbursements of its counsel and bond counsel) in connection with this Participation Agreement, the Indenture, the Tax Regulatory Agreement or any transaction or event contemplated by this Participation Agreement, the Tax Regulatory Agreement or the Indenture.

     SECTION 4.05. Compensation of Fiduciaries, Remarketing Agents and Indexing Agents. The Company agrees:

            (1) to pay to the Trustee from time to time upon its request reasonable compensation for all services rendered by it in any capacity under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as so otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred by it in any capacity under the Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

            (3) to pay to the Fiduciaries, other than the Trustee, from time to time upon their request, reasonable compensation for all services rendered by them under the Indenture and reimburse them for their reasonable expenses incurred under the Indenture (including reasonable compensation and expenses and disbursements of their agents and counsel), except any such expense as may be attributable to their negligence or bad faith; and

            (4) to pay to the Remarketing Agents and the Indexing Agents their reasonable fees and expenses as and when the same become due, except any such expense as may be attributable to such person's negligence or bad faith.

     SECTION 4.06. Project Not Security for Bonds. It is expressly recognized by the parties hereto that neither the Project nor any other property of the Company will constitute any part of the security for the Bonds.

     SECTION 4.07. Payment of Taxes and Assessments; No Liens or Charges. The Company will (a) pay, when the same shall become due, all taxes and assessments, including income, profits, property or excise taxes, if any, or other municipal or governmental charges, imposed, levied or assessed by the Federal, state or any municipal government upon the Authority or any Fiduciary in respect of any payments (other than payments made pursuant to Sections 4.04 and 4.05) made or to be made pursuant to this Participation Agreement or the Company Note and (b) pay or cause to be discharged, within 60 days after the same shall accrue, any lien or charge upon any such payment made or to be made under this Participation Agreement, provided that the Company shall not be required to pay any such tax or assessment so long as (i) the Company at its expense contests, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application of any such tax, assessment or charge, (ii) such proceedings shall have the effect of suspending the collection thereof from the Authority or such Fiduciary, and (iii) the Company shall indemnify and hold the Authority and each Fiduciary harmless from any losses, costs, charges, expenses (including reasonable attorneys' fees and disbursements), judgments and liabilities arising in respect of such tax, assessment or charge and the nonpayment thereof.

     SECTION 4.08. Indemnification of Authority, Fiduciaries, Remarketing Agents and Indexing Agents. Any obligation of the Authority created by or arising out of this Participation Agreement shall be a limited obligation of the Authority, payable solely from the Company Note

Payments,  any payments by the Company under Section 4.11, funds paid under the Support Facilities and any other funds held by the Trustee under the Indenture and available for such payment, and shall not constitute an indebtedness of or a charge against the general credit of the Authority and shall not constitute or give rise to any pecuniary liability of the Authority; nevertheless, if the Authority shall incur any such pecuniary liability, then in such event the Company shall indemnify and hold the Authority harmless by reason thereof. The Company releases the Authority, the Fiduciaries, the Remarketing Agents and the Indexing Agents from, agrees that the Authority, the Fiduciaries, the Remarketing Agents and the Indexing Agents shall not be liable for, and agrees to indemnify and hold the Authority, the Fiduciaries, the Remarketing Agents and the Indexing Agents harmless from, any liability for any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever arising out of the construction or operation of the Project. The Company agrees to indemnify and hold the Authority, its members, officers and employees, the Fiduciaries, the Remarketing Agents and the Indexing Agents harmless from any losses, costs, charges, expenses (including reasonable attorneys' fees and disbursements), judgments and liabilities incurred by it or them, as the case may be, in connection with any claims made, or any action, suit or proceeding instituted or threatened, in connection with the transactions contemplated by this Participation Agreement, the Bond Purchase Trust Agreement, any Remarketing Agreement or the Indenture (i) so long as, in the case of the Authority, its members, officers and employees, it or they, as the case may be, have acted in good faith to carry out the transactions contemplated by this Participation Agreement, the Remarketing Agreement, the Bond Purchase Trust Agreement and the Indenture and (ii) so long as, in the case of the Fiduciaries, the Indexing Agents and the Remarketing Agents, it or they shall not have acted negligently, in bad faith or with willful misconduct in carrying out the transactions contemplated by this Participation Agreement, the Remarketing Agreement, the Bond Purchase Trust Agreement and the Indenture.

     SECTION 4.09. Company to Pay Attorneys' Fees and Disbursements. If the Company shall default under any of the provisions of this Participation
Agreement and the Authority or the Trustee or both of them shall employ attorneys or incur other expenses for the collection of payments due under this Participation Agreement or for the enforcement of performance or observance of any obligation or agreement on the part of the Company contained in this Participation Agreement, the Company will on demand therefor reimburse the reasonable fees of such attorneys and such other reasonable disbursements so incurred.

     SECTION 4.10. No Abatement of Administration Fees and Other Charges. It is understood and agreed that, so long as any Bonds are outstanding under the Indenture, Administration Fees and other charges payable to the Authority pursuant to this Participation Agreement shall continue to be payable at the times and in the amounts herein specified, whether or not the Project, or any portion thereof, shall have been destroyed by fire or other casualty, or title thereto or the use thereof shall have been taken by the exercise of the power of eminent domain, and that there shall be no abatement of any such Administration Fees and other charges by reason thereof.

     SECTION 4.11. Payment to Tender Agent. The Company shall timely pay, or cause to be paid, to the Tender Agent amounts equal to the amounts to be paid pursuant to Article V of the Indenture in respect of Bonds duly tendered or deemed tendered for purchase; but the obligation of the Company to make any such payment shall be deemed satisfied to the extent of any money available pursuant to a Liquidity Facility or from the proceeds of remarketing.

     SECTION 4.12. Support Facilities. The Company has obtained the Policy and the Surety Bond. At all times on or prior to the Fixed Rate Conversion Date, except during any period when all the Bonds then outstanding are held by or for the account of the Company, a Liquidity Facility meeting the requirements of this Section 4.12 shall be in effect and, in the event that an Alternate
Liquidity  Facility  is to replace a Liquidity  Facility,  the  requirements  of
Section 6.02 of the Indenture with regard to such Liquidity Facility will be fulfilled. A Liquidity Facility shall expire no earlier than the earliest of (1) its stated expiration date, which shall be no earlier than the second business day after the next succeeding date when Bonds are subject to optional or mandatory tender for purchase not less than six months from its effective date,
(2) when all available amounts have been drawn, (3) the second business day following the Fixed Rate Conversion Date, (4) on the effective date of any Alternate Liquidity Facility that replaces the then effective Liquidity Facility, (5) the earliest date on which no Bonds are outstanding and (6) twelve days after the Trustee receives notice from the Liquidity Provider that it is terminating the Liquidity Facility and directing the Trustee to cause a mandatory tender and purchase of the Bonds.

                                   ARTICLE V
                                SPECIAL COVENANTS

     SECTION 5.01. No Warranty as to Suitability of Project. The Authority makes no warranty, either express or implied, with respect to actual or designed capacity of the Project, as to the suitability of the Project for the purposes specified in this Participation Agreement, as to the condition of the Project, or as to the suitability of the Project for the Company's purposes or needs.

     SECTION 5.02. Authority's Rights to Inspect Project and Plans and Specifications. The Authority shall have the right at all reasonable times to examine and inspect the Project and, to the extent reasonably available, the plans and specifications therefor and such other information and records relating to the Project as may be reasonably necessary to establish the qualification of the Project for financing under the Act and compliance with this Participation Agreement.

     SECTION 5.03. Company Consent to Amendment of Indenture. The Authority shall not enter into any indenture supplemental to or amendatory of the Indenture without the prior consent of the Company as evidenced by a certificate in writing signed by an Authorized Corporation Representative.

     SECTION 5.04. Tax Covenant. Notwithstanding any other provision hereof, the Company covenants and agrees that it will not take or authorize or permit any action to be taken with respect to the Project, or the proceeds of Bonds, including any amounts treated as proceeds of the Bonds for any purpose of
Section 103 of the Code, which will result in the loss of the exclusion of interest on the Bonds from gross income for Federal income tax purposes under
Section 103 of the Code (except for any Bond during any period while any such Bond is held by a person referred to in Section 147(a) of the Code). This provision shall control in case of conflict or ambiguity with any other provision of this Participation Agreement. In furtherance of such covenant and agreement, the Authority and the Company have entered into the Tax Regulatory Agreement and the Company hereby agrees to comply with the provisions thereof insofar as the Tax Regulatory Agreement relates to the Bonds.

     SECTION 5.05. Company Agrees to Perform Obligations Imposed by Indenture. The Company agrees to perform such obligations as may be required of it by the provisions of the Indenture.

     SECTION 5.06. Maintenance of Office or Agency of Company. The Company will at all times keep in Poughkeepsie, New York, or another location in the State of New York, an office or agency where notices and demands to or upon the Company with respect to the Company Note and this Participation Agreement may be served, and will, from time to time, give written notice to the Trustee and the Authority of the location of such office or agency; and, in case the Company shall fail so to do, notices may be served and demands may be made at the principal office of the Trustee.

     SECTION 5.07. Further Assurances. Upon request of the Trustee in writing, the Company will make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, to the Trustee any and all such further acts, instruments or assurances as may be reasonably required for effectuating the intention of this Participation Agreement and the Company Note.

     SECTION 5.08. Payment of Taxes and Other Charges. The Company will promptly pay and discharge, or cause to be paid and discharged, as the same become due and payable, any and all taxes, rates, levies, assessments, and governmental liens, claims and other charges at any time lawfully imposed or accruing upon or against the Company or upon or against its properties or any part thereof, or upon the income derived therefrom or from the operations of the Company, provided that the Company shall not be required to pay or discharge, or cause to be paid or discharged, any such obligation, tax, rate, levy, assessment, lien, claim or other charge so long as in good faith and by appropriate legal proceedings the validity thereof shall be contested.

     SECTION 5.09. Maintenance of Properties. The Company will at all times make or cause to be made such expenditures for repairs, maintenance and renewals, or otherwise, as shall be necessary to maintain its properties in good repair, working order and condition as an operating system or systems to the extent necessary to meet the Company's obligations under the Public Service Law of the State of New York and this Participation Agreement; provided, however, that nothing herein contained shall be construed to prevent the Company from ceasing to own or operate any of its plants or any other property, if, in the judgment of the Company, it is advisable not to own or operate the same and the ownership or operation thereof shall not be essential to the maintenance and continued operation of the rest of the operating system or systems, and the security under the Indenture afforded by the Company Note will not be substantially impaired by the termination of such operation.

     SECTION 5.10. Insurance. The Company will keep or cause to be kept such parts of its properties as, in the opinion of an Authorized Corporation Representative (who shall for this purpose be a professional experienced in corporate risk management or a licensed professional engineer), are of an insurable nature, insured against loss or damage by fire or other casualties, the risk of which is customarily insured against by companies similarly situated and operating like properties, to the extent that property of similar character is customarily insured against by such companies, either (a) by reputable insurers or (b) in whole or in part in the form of reserves or of one or more insurance funds created by the Company, whether alone or with other corporations.

     SECTION 5.11. Proper Books of Record and Account. The Company will at all times keep or cause to be kept proper books of record and account, in which full, true and correct entry will be made of all dealings, business and affairs of the Company, including proper and complete entries to capital or property accounts covering property worn out, obsolete, abandoned or sold, all in accordance with the requirements of any system of accounting or keeping accounts or the rules, regulations or orders prescribed by a regulatory commission with jurisdiction over the rates of the Company giving rise to more than 50% of the Company's gross revenues, or if there are no such requirements or rules, regulations or orders, then in compliance with generally accepted accounting principles.

     SECTION 5.12. Certificates as to Defaults. The Company shall file with the Trustee, on or before November 1 of each year, a certificate signed by an Authorized Corporation Representative stating that, to the best of his knowledge, information and belief, the Company has kept, observed, performed and fulfilled each and every one of its covenants and obligations contained in this Participation Agreement and in the Company Note and, to the best of his knowledge, information and belief, there does not exist at the date of such certificate any default by the Company under this Participation Agreement or any event of default hereunder or other event which, with notice or the lapse of time specified in Section 6.01, or both, would become an event of default or, if any such default or event of default or other event shall so exist, specifying the same and the nature and status thereof.

     SECTION 5.13. Company Not to Permit Hindrance or Delay of Payment of Company Note. The Company will not voluntarily do, suffer or permit any act or thing intended to hinder or delay the payment of the indebtedness evidenced by the Company Note.

     SECTION 5.14. Consolidation, Merger or Sale of Assets. (a) The Company will not consolidate with or permit itself to be merged into any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any political subdivision thereof, or any department, agency authority or other instrumentality of any government or political subdivision thereof (each, a "Person") or Persons or convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets (any such conveyance, transfer, lease or other disposition, a "Transfer"), except in the manner and upon the terms and conditions set forth in this Section 5.14.

     (b) Nothing contained in this Participation Agreement shall prevent (and this Participation Agreement shall be construed as permitting and authorizing) any lawful consolidation or merger of the Company with or into any other Person lawfully authorized to acquire and operate the properties of the Company, or a series of consolidations or mergers, or successive consolidations or mergers, in which the Company or its successor or successors shall be a party, or any Transfer to a Person lawfully authorized to acquire and operate the same; provided that upon any consolidation, merger or Transfer, the Person formed by such consolidation, or into which such merger may be made if other than the Corporation, or the Person that is a transferee in a Transfer shall execute and deliver to the Trustee an instrument, in form satisfactory to the Trustee, whereby such Person shall effectually assume the due and punctual payment of the principal of, and premium, if any, and interest on, the Company Note according to its tenor and the due and punctual performance and observance of all covenants and agreements to be performed by the Company pursuant to this Participation Agreement, the Tax Regulatory Agreement and the Company Note; and, thereupon, the Company shall be released from its obligations under this Participation Agreement and under the Tax Regulatory Agreement and the Company Note.

     (c) Every such successor Person (or transferee Person under Section 7.06) shall possess, and may exercise, from time to time, each and every right and power of the Company hereunder and under the Note, in its name or otherwise; and any act, proceeding, resolution or certificate by any of the terms of this Participation Agreement, the Tax Regulatory Agreement and the Company Note required or provided to be done, taken and performed or made, executed or verified by any board or officer of the Company shall and may be done, taken and performed or made, executed or verified with like force and effect by the corresponding board or officer of any such successor Person.

      (d) If consolidation, merger or sale or other Transfer is made as permitted by this Section, the provisions of this Section shall continue in full force and effect and no further consolidation, merger or Transfer shall be made except in compliance with the provisions of this Section.

     SECTION 5.15. Financial Statements of Company. So long as the Company is a publicly-owned corporation, it shall (a) furnish the Trustee and Ambac with a copy of its annual report to shareholders for each year, beginning with the year 1998, on or before March 31 of the subsequent year or as soon thereafter as it is reasonably available, and (b) furnish to the Trustee, to Ambac, and to any owner of the Bonds if requested in writing by such owner, all financial statements which it sends to its shareholders generally. While the Municipal Bond Insurance Policy is in effect, the Company shall furnish to Ambac such additional information it may reasonably request. To the extent that the Company has entered into a continuing disclosure undertaking pursuant to Rule 15c2-12 under the Securities Exchange Act as in effect on the date of this Participation Agreement or any successor thereto (the "Rule") with respect to the Bonds, Ambac shall be included as party to receive notices of all material events (as described in paragraph (b)(5)(i)(C) of the Rule).

     SECTION 5.16. Compliance with Laws. The Company agrees to use its best efforts to comply in all material respects with all applicable laws, rules and regulations and orders of any governmental authority, non-compliance with which would materially adversely affect the Company's ability to perform its obligations hereunder or under the Tax Regulatory Agreement or the Company Note, except laws, rules, regulations or orders being contested in good faith or laws, rules, regulations or orders for which the Company has applied for variances from or exceptions to.

                                   ARTICLE VI
                          DEFAULTS BY COMPANY; REMEDIES

     SECTION 6.01. Events of Default; Acceleration. In case one or more of the following events of default (each, an "event of default") shall have occurred and be continuing:

     (a) failure by the Company to pay when due any amount required to be paid under this Participation Agreement or the Company Note, which failure causes a default in the payment when due of the interest on any of the Bonds and continuance of such default for five Business Days;

     (b) failure by the Company to pay when due any amount required to be paid under this Participation Agreement or the Company Note, which failure causes a default in the payment when due of the principal of, or premium, if any, on any of the Bonds; provided that, with respect to any payment of principal of, or premium, if any, payable on Bonds called for redemption, such failure by the Company shall continue for five Business Days; or

     (c) failure by the Company to pay when due any amount required to be paid under Section 4.11, which failure causes a default in the payment when due of any amount payable pursuant to Article V of the Indenture;

     (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company contained in this Participation Agreement (other than failure to pay amounts required to be paid under Sections 4.04, 4.05, 4.07, 4.08, 4.09 or 4.10) or in the Company Note for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Authority or the Trustee, provided, however, that, if such failure is such that it cannot be corrected within such 90-day period, it shall not constitute an event of default if corrective action is instituted by the Corporation within such 90-day period and diligently pursued until such failure is corrected; or

     (e) an Act of Bankruptcy relating to the Company;

then, and in any such event, the Trustee with the consent of Ambac, may, and upon the written request of Ambac or the owners of at least 25% in aggregate principal amount of the Bonds then outstanding with the consent of Ambac shall, by notice in writing to the Company and Ambac and provided that the default has not theretofore been cured, declare the Company Note to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Participation Agreement or in the Company Note to the contrary notwithstanding. Any amounts collected by the Trustee pursuant to action taken under this Section 6.01 shall be applied in accordance with the Indenture. In addition, if at any time the principal of the Bonds shall have been declared to be due and payable by acceleration pursuant to the terms of the Indenture, the Company Note shall thereupon become and be immediately due and payable, subject to such declaration with respect to the Bonds being rescinded or annulled pursuant to the Indenture.

      The right or obligation of the Trustee to make any such declaration as aforesaid, however, is subject to the condition that if, at any time after declaration, but before all the Bonds shall have matured by their terms, the principal of, premium, if any, and interest on, the Company Note which shall have become due and payable otherwise than by such declaration, and all other sums payable hereunder, except the principal of, and interest on, the Company Note which shall have become due and payable by such declaration, shall have been paid or provision satisfactory to the Trustee shall have been made for such payment, and the reasonable expenses of the Trustee and of the owners of the Bonds incurred pursuant to the Indenture shall have been paid, including reasonable attorneys' fees paid or incurred, and all defaults hereunder and under the Bonds or under the Indenture, except as to the payment of principal and interest due and payable solely by reason of such declaration, shall be made good or be secured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall be made therefor, then and in every such case the owners of a majority in aggregate principal amount of the Bonds then outstanding, by written notice to the Authority and to the Trustee, may rescind such declaration and annul such default in its entirety, or, if the Trustee shall have acted in the absence of a written request of the owners of at least 25% in aggregate principal amount of the outstanding Bonds, and if there shall not have been theretofore delivered to the Trustee written direction to the contrary by the owners of at least 25% in aggregate principal amount of the outstanding Bonds, then any such declaration shall ipso facto be deemed to be rescinded and any such default and its consequences shall ipso facto be deemed to be annulled, but no such rescission and annulment shall extend to or affect any subsequent default or impair or exhaust any right or power consequent thereon.

     Anything in this Participation Agreement to the contrary notwithstanding, upon the occurrence and continuance of an event of default as defined herein, Ambac Assurance (if not in default) shall be entitled to control and direct the enforcement of all rights and remedies granted to the Bondholders or the Trustee for the benefit of the Bondholders under this Participation Agreement, including, without limitation: (i) the right to accelerate the principal of the Company Note as described in this Participation Agreement, and (ii) the right to rescind any declaration of acceleration, and Ambac Assurance shall also be entitled to approve all waivers of events of default.

     In case the Trustee shall have proceeded to enforce any right under this Participation Agreement or the Company Note and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Authority and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Authority and the Trustee shall continue as though no such proceedings had been taken.

     In the event of any Act of Bankruptcy, reorganization or liquidation, Ambac Assurance shall have the right to vote on behalf of all Bondholders absent a default by Ambac Assurance under the Policy.

     SECTION 6.02. Certain Events of Default; Authority or Trustee May Take Certain Actions. In case the Company shall have failed to comply with its obligations under Article III or under Sections 4.04, 4.08, 4.09, 4. 10 or 5.16, which event shall have continued for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Authority or the Trustee, the Authority or the Trustee may take whatever action at law or in equity as may appear necessary or desirable to enforce performance or observance of any obligations or agreements of the Company under said Article or Sections. In case the Company shall have failed to comply with its obligations under Section 4.05, which event shall have continued for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, the Trustee may take whatever action at law or in equity as may appear necessary or desirable to the Trustee to enforce performance or observance of any obligations or agreements of the Company under said Section.

     SECTION 6.03. Judicial Proceedings by Trustee. Upon the occurrence and continuance of an event of default (as defined in Section 6.01) the Trustee may, and upon the written request of the owners of at least 25 % in aggregate principal amount of the Bonds then outstanding and receipt by the Trustee of indemnity satisfactory to it shall, institute any actions or proceedings at law or in equity for the collection of any amounts then due and unpaid on the Company Note, and may prosecute any such action or proceeding to judgment or final decree, and may collect in the manner provided by law the money adjudged or decreed to be payable.

                                   ARTICLE VII
                                  MISCELLANEOUS

     SECTION 7.01. Disposition of Amounts After Payment of Bonds. Any amounts determined by the Trustee to be remaining in the funds created under the Indenture after payment in full, or provision for payment in full, of principal of, and premium, if any, and interest on, all of the Bonds, in accordance with the provisions of the Indenture, and payment of all the fees, charges and expenses of the Authority, the Fiduciaries, the Remarketing Agents and the Indexing Agents in accordance with the Indenture and this Participation Agreement and any amounts required to be paid to the United States of America pursuant to the Tax Regulatory Agreement, shall belong to and be paid to the Company.

     SECTION 7.02. Notices. All notices, certificates, requests or other communications between the Authority, the Company and the Trustee required or permitted to be given under this Participation Agreement or under the Indenture (except as otherwise provided therein) shall be sufficiently given and shall be deemed given when delivered or mailed by first class mail, postage prepaid, addressed as follows: if to the Authority, at Corporate Plaza West, 286 Washington Avenue Extension, Albany, New York 12203, Attention: President; if to the Company, at 284 South Avenue, Poughkeepsie, New York 12601-4879, Attention:
Treasurer;  if to the Trustee,  at 450 West 33rd Street,  New York,  N.Y. 10001,
Attention: Global Trust Services; if to the Remarketing Agent, at the address set forth in the Remarketing Agreement; and if to the Tender Agent or Ambac to the addresses set forth for such persons in Section 17.09 of the Indenture. A duplicate copy of each notice, certificate, request or other communication given hereunder to the Authority, Ambac, the Company or the Trustee shall also be given to the others. The Company, Ambac, the Authority and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

     SECTION 7.03. Successors and Assigns. This Participation Agreement shall inure to the benefit of and shall be binding upon the Authority, the Company, the Fiduciaries, all providers of Support Facilities, the Remarketing Agents, the Indexing Agents and their respective successors and assigns. To the extent that this Participation Agreement confers upon or gives or grants to Ambac any right, remedy or claim under or by reason of this Participation Agreement, Ambac (if not in default under the Policy) is hereby explicitly recognized as being a third-party beneficiary hereunder and may enforce any such right remedy or claim conferred, given or granted hereunder. Nothing in this Participation Agreement expressed or implied is intended or shall be construed to confer upon, or to give or grant to, any Person, other than the Authority, the Fiduciaries, the providers of Support Facilities, the Remarketing Agents, the Indexing Agents, the Company and the Bondholders, any right, remedy or claim under or by reason of this Participation Agreement or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Participation Agreement contained by and on behalf of the Company shall be for the sole and exclusive benefit of the Authority, the Fiduciaries, all providers of Support Facilities, the Remarketing Agents, the Indexing Agents, and the Bondholders.

     SECTION 7.04. References to the Liquidity Facility. After establishment of a Fixed Rate for the Bonds and upon receipt by the Trustee of notice from the Liquidity Provider that all amounts payable to the Liquidity Provider with respect to the Liquidity Facility have been received, all references in this Participation Agreement to the Liquidity Facility or the Liquidity Provider shall be ineffective.

     SECTION 7.05. Amendment of Participation Agreement. This Participation Agreement may not be amended except by an instrument in writing signed by the parties hereto and upon compliance with the applicable provisions of Sections 14.06, 14.07 and 14.08 of the Indenture. Subject to the provisions of Section
14.06 of the Indenture, any provision of this Participation Agreement expressly recognizing or granting rights in or to Ambac Assurance may not be amended in any manner which affects the rights of Ambac Assurance hereunder without the prior written consent of Ambac Assurance.

     SECTION 7.06. Assignment and Transfer. The Authority shall assign its rights under and interest in this Participation Agreement (except the rights and interest of the Authority under Article III and Sections 4.04, 4.08, 4.09, 4.10 and 5.16, clause (a) of this Section 7.06, and insofar as the obligations of the Company under Section 4.07 relate to taxes and assessments imposed upon the Authority and not the Fiduciaries, Section 4.07 thereof), subject to the provisions of this Participation Agreement relating to the amendment thereof, to the Trustee pursuant to the Indenture, as security for payment of the principal of, and premium, if any, and interest on, the Bonds. In addition, the Trustee shall have the same power as the Authority to enforce from time to time the rights of the Authority set forth in Article III and Section 5.16, subject to the provisions of this Participation Agreement relating to the amendment hereof. Except as provided in this Section 7.06, the Authority will not sell, assign, transfer, convey or otherwise dispose of its interest in this Participation Agreement during the term of this Participation Agreement.

     The Company may convey, transfer, lease or otherwise dispose of the Project and be released from its obligations under this Participation Agreement, the Tax Regulatory Agreement and the Company Note, in a transaction not constituting a Transfer as defined in Section 5.14(a), subject to the following:

     (a) The Authority shall have consented to the conveyance, transfer, lease or other disposition upon receipt of legal opinions and other documents satisfactory to it under the circumstances.

     (b) The Person that is a transferee of the Project shall execute and deliver to the Trustee an instrument, in form satisfactory to the Trustee, whereby such Person shall effectually assume the due and punctual payment of the principal of, and premium, if any, and interest on, the Company Note according to its tenor and the due and punctual performance and observance of all covenants and agreements to be performed by the Company pursuant to this Participation Agreement, the Tax Regulatory Agreement and the Company Note.

     (c) If a disposition is made as permitted by this Section, the provisions of this Section and Section 5.14 shall continue in full force and effect and no further disposition shall be made except in compliance with the provisions of this Section or Section 5.14.

     SECTION 7.07. Participation Agreement Supersedes Any Prior Agreements. This Participation Agreement and the related documents identified herein supersede any other prior agreements or understandings, written or oral, between the parties with respect to the transactions contemplated hereby.

     SECTION 7.08. Counterparts. This Participation Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute but one and the same Participation Agreement.

     SECTION 7.09. Severability. If any clause, provision or section of this Participation Agreement is held illegal, invalid or unenforceable by any court or administrative body, such Participation Agreement shall be construed and enforced as if such illegal or invalid or unenforceable clause, provision or section had not been contained in this Participation Agreement. In case any agreement or obligation contained in this Participation Agreement shall be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the Authority or the Company, as the case may be, to the full extent permitted by law.

     SECTION 7.10. NEW YORK LAW TO GOVERN. THE DOMESTIC LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION OF THIS PARTICIPATION AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed as of the day and year first written above.

                                            NEW YORK STATE ENERGY RESEARCH
                                            AND DEVELOPMENT AUTHORITY


                                            By:  /s/ Paul J. Ganci
                                                _____________________
                                                      President

(SEAL)

ATTEST:

Vice President and Secretary


                                            CENTRAL HUDSON GAS & ELECTRIC
                                            CORPORATION


                                            By:    /s/ Steven V. Lant
                                                 _______________________
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary


(SEAL)

ATTEST:

 /s/ William P. Reilly
_______________________
Assistant Secretary

                                    EXHIBIT A


                     (To Participation Agreement dated as of
                       December 1, 1998, between New York
                      State Energy Research and Development
            Authority and Central Hudson Gas & Electric Corporation)


                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION


                                   $16,700,000

                                 PROMISSORY NOTE
                                       FOR
                    POLLUTION CONTROL REFUNDING REVENUE BONDS
       (CENTRAL HUDSON GAS & ELECTRIC CORPORATION PROJECT), 1998 SERIES A


     Central Hudson Gas & Electric Corporation (the "Company"), a New York corporation, for value received, hereby promises to pay, on or before the dates set forth below, the amounts set forth below, to The Chase Manhattan Bank, New
York, New York, as trustee or its successor or successors as trustee (the "Trustee") under the Trust Indenture dated as of December 1, 1998, between the New York State Energy Research and Development Authority (the "Authority"), a body corporate and politic, constituting a public benefit corporation, established and existing under and by virtue of the laws of the State of New York, and the Trustee. Such Trust Indenture, as it may be amended or supplemented from time to time, is herein called the "Indenture." Unless otherwise defined herein, the terms used in this promissory note (the " Company Note ") which are defined in Section 1.01 of the Indenture shall have the meanings, respectively, herein which such terms are given in said Section 1.01 of the Indenture.

     This Company Note is issued pursuant to the Participation Agreement in order to evidence the obligation of the Company to the Authority to repay the advance of the proceeds of the Bonds. In accordance with the Participation Agreement, the Authority has authorized and directed the Company to issue this Company Note payable to the order of the Trustee as security for the payment of principal of, premium, if any, and interest on, the Bonds. The rights and interest of the Authority under the Participation Agreement (except the rights and interest of the Authority under Article III and Sections 4.04, 4.08, 4.09,
4.10 and 5.16 thereof, clause (a) of Section 7.06, and insofar as the obligations of the Company under Section 4.07 relate to taxes and assessments imposed upon the Authority and not the Fiduciaries, Section 4.07 thereof), subject to the provisions of the Participation Agreement relating to the amendment thereof, have been assigned to the Trustee pursuant to the Indenture. In addition, the Authority has granted the Trustee the same power as the Authority to enforce from time to time the rights of the Authority set forth in said Article III and Section 5.16, subject to the provisions of the Participation Agreement relating to the amendment thereof. All of the terms, conditions and provisions of the

Participation Agreement are, by this reference thereto, incorporated herein as part of this Company Note.

     This Company Note shall be payable as to principal, premium, if any, and interest as follows:

     (a) On or before each Interest Payment Date, commencing June 1, 1999, a sum which together with other money then available for such purpose in the Bond Fund will enable the Trustee to pay the interest on the Bonds coming due on such date;

     (b) On or before any redemption date for the Bonds (other than a redemption date pursuant to Section 5.06 of the Indenture), a sum which together with other money then available for such purpose in the Bond Fund will enable the Trustee to pay the principal of, premium, if any, and interest on the Bonds which are to be redeemed on such date; and

     (c) On or before December 1, 2028, a sum which together with other money then available for such purpose in the Bond Fund will enable the Trustee to pay the outstanding principal amount of the Bonds;

provided that, if the Bonds are redeemed pursuant to Section 5.06 of the Indenture, the amounts that would otherwise have been payable on this Company
Note if not for such redemption, shall continue to be payable at the times and in the amounts set forth above as if such redemption had not occurred; and provided further that if the Bonds are redeemed pursuant to Section 5.06 of the Indenture the Company shall have the right at any time thereafter to prepay this Company Note by paying the amount due on this Company Note at the time of such prepayment together with unpaid interest accrued thereon to the date of such prepayment.

      The obligation of the Company to make any payment of principal of, and premium, if any, and interest on, this Company Note shall be deemed satisfied and discharged to the extent of the corresponding payment made by a Liquidity Provider (other than as Purchase Price).

      All payments of principal of, and premium, if any, and interest on, this Company Note shall be made by wire transfer in immediately available funds to the Trustee at its corporate trust office, 450 West 33rd Street, New York, N.Y. 10001, ABA Routing Number: F021000021, to Account No. 323-332749; Attn.:
NYSERDA/Central Hudson 1998 Series A, or to such different address or account as the Trustee may from time to time designate, on or before each date on which such principal, premium, if any, or interest is due in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

      The Company has agreed in the Participation Agreement that if for any reason Company Note Payments, together with other moneys held by the Trustee and then available for such purpose (including money paid by a Liquidity Provider (other than as Purchase Price)), would not be sufficient to make the corresponding payments of principal of, and premium, if any, and interest on, the Bonds when such payments are due, the Company will pay the amounts required from time to time to make up any such deficiency.

      In the event that payment has been made in respect of the principal of and premium, if any, and interest on, all of the Bonds, or provision therefor has been made in accordance with the Indenture, then this Company Note shall be deemed paid in full and shall be cancelled and returned to the Company; provided that this Company Note shall not be deemed paid in full if the Bonds are redeemed pursuant to Section 5.06 of the Indenture.

      No reference herein to the Participation Agreement shall impair the obligation of the Company to pay the principal of and premium, if any, and interest on this Company Note at the time and place and in the amounts herein prescribed, which obligation is absolute, irrevocable and unconditional and is not subject to any defense (other than payment) or any right of set-off, counterclaim or recoupment for any reason, including, without limitation, any breach by the Authority of any obligation to the Company, whether under the Participation Agreement or otherwise, or inaccuracy of any representation by the Authority to the Company under the Participation Agreement, or any indebtedness or liability at any time owing to the Company by the Authority or any failure to complete the Project or the destruction by fire or other casualty of the Project or any portion thereof, or the taking of title thereto or the use thereof by the exercise of the power of eminent domain.

      In case of an event of default (as defined in Section 6.01 of the Participation Agreement), the principal of and interest to the date of payment of this Company Note may be declared immediately due and payable as provided in the Participation Agreement. In addition, if at any time the principal of the Bonds shall have been declared to be due and payable by acceleration pursuant to the terms of the Indenture, this Company Note shall thereupon become and be immediately due and payable, subject to such declaration with respect to the Bonds being annulled pursuant to the Indenture.

      This Company Note may not be amended except by an instrument in writing signed by the Company, by the Authority and by the Trustee, on behalf of the owners of the Bonds, in the manner and subject to the conditions provided in the Indenture.

      This Company Note may not be transferred by the Trustee except to effect an assignment to a successor Trustee under the Indenture or pursuant to Section
5.06 of the Indenture.

      THIS COMPANY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAW OF THE STATE OF NEW YORK.

      Presentment, demand, protest and notice of dishonor are hereby expressly waived.

             IN WITNESS WHEREOF, the Company has caused this Company Note to be duly executed and delivered as of December 1, 1998.

                                          CENTRAL HUDSON GAS & ELECTRIC
                                          CORPORATION



                                          By:    /s/ Steven V. Lant
                                               ________________________________
(SEAL)                                            Chief Financial Officer,
                                                  Treasurer and Secretary



ATTEST:


/s/ William P. Reilly
____________________________
Assistant Secretary